EXHIBIT 10.5

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.
Execution Version

AMENDMENT NO. 1 TO STOCK AND ASSET PURCHASE AGREEMENT AND DISCLOSURE SCHEDULE
This AMENDMENT NO. 1 TO STOCK AND ASSET PURCHASE AGREEMENT AND DISCLOSURE SCHEDULE (this “Amendment”) is made and entered into as of May 15, 2023 by and among Zymeworks BC Inc., a corporation organized and existing under the laws of British Columbia (“ZW BC”), Zymeworks Biopharmaceuticals Inc., a Washington corporation (“ZBI”, and together with ZW BC, “Sellers” and each, “Seller”), Zymeworks Zanidatamab Inc., a Washington corporation (“ZZI”), and Jazz Pharmaceuticals, Inc., a Delaware corporation (“Purchaser”). Unless otherwise specifically defined herein, all capitalized terms used but not defined herein shall have the meanings ascribed to them under the Agreement (as defined below).
WHEREAS, the Parties entered into that certain Stock and Asset Purchase Agreement, dated as of April 25, 2023 (as may be amended and modified from time to time, including by this Amendment, the “Agreement”);
WHEREAS, the Parties desire to amend the Agreement as set forth below;
WHEREAS, pursuant to Article 5 of the Agreement, concurrently with the execution of the Agreement, Sellers delivered to Purchaser the Disclosure Schedule;
WHEREAS, the Parties expect the Closing to occur on or around the date hereof and, in connection therewith, desire to amend and replace the Disclosure Schedule in its entirety;
WHEREAS, Section 8.6 of the Agreement provides that the Agreement may not be amended or modified, except by a writing duly and validly executed by Purchaser, on the one hand, or Sellers, on the other hand; and
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, ZW BC, ZBI, ZZI and Purchaser agree as follows:
1.Amendment and Replacement of the Schedules to the Agreement.
1.1Amendment to Schedule 1.1 Non-Continuing Service Providers. Schedule 1.1 to the Agreement and the references in the Agreement to the Non-Continuing Service Providers set forth in Schedule 1.1 of the Agreement is hereby amended and replaced in its entirety with Schedule 1.1 to this Amendment, which shall be Schedule 1.1 for all purposes of the Agreement.
1.2Amendment to Schedule 2.1(a)(i) Acquired Contracts. Schedule 2.1(a)(i) to the Agreement is hereby amended and replaced in its entirety with Schedule 2.1(a)(i) to this Amendment, which shall be Schedule 2.1(a)(i) for all purposes of the Agreement. For clarity, the definition of “Acquired Contracts” in the Agreement shall mean all Contracts listed on Schedule 2.1(a)(i) to this Amendment and the definition of “Shared Contract” in the Agreement shall mean all Acquired Contracts marked with an asterisk in Schedule 2.1(a)(i) to this Amendment.

1.3Amendment to Schedule 2.7(a) Certain Shared Contracts. Schedule 2.7(a) to the Agreement and the references in the Agreement to the Shared Contracts set forth in in Schedule 2.7(a) of the Agreement is hereby amended and replaced in its entirety with Schedule 2.7(a) to this Amendment, which shall be Schedule 2.7(a) for all purposes of the Agreement.
1.4Amendment to Schedule 6.6(a) Identified Service Providers. Schedule 6.6(a) to the Agreement and the references in the Agreement to the Identified Service Providers set forth in Schedule 6.6(a) of the Agreement is hereby amended and replaced in its entirety with Schedule 6.6(a) to this Amendment, which shall be Schedule 6.6(a) for all purposes of the Agreement.
2.Amendment and Replacement of the Disclosure Schedule.
2.1The Disclosure Schedule referenced in the Agreement is amended and replaced in its entirety with the Disclosure Schedule attached hereto as Exhibit A (the “Replacement Disclosure Schedule”). The Parties agree and acknowledge that the Replacement Disclosure Schedule constitutes the Disclosure Schedule referenced in the Agreement for all purposes of the Agreement, and supersedes any version of the Disclosure Schedule previously provided to Purchaser, including for purposes of qualifying the representations and warranties of Sellers in Article 5 of the Agreement; provided, however, that the delivery of the Replacement Disclosure Schedule does not expand or otherwise change the representations and warranties of Sellers in Article 5 of the Agreement (including the date as of which such representations and warranties are made or deemed to be made for purposes of the Agreement).
3.Miscellaneous.
3.1No Further Amendment. The Parties agree that all other provisions of the Agreement shall, subject to the amendments set forth in Section 1 of this Amendment, continue unmodified, in full force and effect and constitute legal and binding obligations of the Parties in accordance with their terms. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Agreement (or any other Schedules to the Agreement), Disclosure Schedule or any of the documents referred to therein. This Amendment forms an integral and inseparable part of the Agreement.
3.2Representations and Warranties. Each of ZW BC, ZBI, ZZI, and Purchaser hereby represents and warrants to each other party that:
(a)Such party has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder.
(b)This Amendment has been duly and validly executed and delivered by such party and, assuming the due authorization, execution and delivery by each other party, constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to the Enforceability Exceptions.
3.3References. Each reference to “Disclosure Schedule,” “this Agreement” or any “Schedules” to the Agreement, “hereof,” “herein,” “hereunder,” “hereby” and each other similar reference contained in the Agreement shall, effective from the date of this Amendment, refer to the Disclosure Schedule and Agreement and the applicable Schedules to the Agreement, as applicable, as amended and, if applicable, replaced by this Amendment. Notwithstanding the foregoing, references to the date of the Agreement and references in the Agreement, as amended hereby, to “the date hereof,” “the date of this Agreement” and other similar references shall in all instances continue to refer to April 25, 2023 and references to the date of this Amendment shall refer to May 15, 2023. Each reference to the Transactions contained in the Agreement shall be deemed a reference to the Transactions as amended by this Amendment. This Amendment shall be deemed to be in full force and effect from and after the execution of this Amendment by the Parties.
3.4Other Miscellaneous Terms. The provisions of Article 8 (Miscellaneous) of the Agreement shall apply mutatis mutandis to this Amendment.
[Signature pages follow]

IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be duly executed as of the date first set forth above.

Jazz Pharmaceuticals, Inc.
By: /s/ Alan Campion
Print Name: Alan Campion
Title: VP, Finance

[Signature Page to Amendment No. 1 to Stock and Asset Purchase Agreement and Disclosure Schedule]

IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be duly executed as of the date first set forth above.

ZYMEWORKS BC INC.
By: /s/ Kenneth Galbraith
Print Name: Kenneth Galbraith
Title: Chair & Chief Executive Officer

ZYMEWORKS BIOPHARMACEUTICALS INC.
By: /s/ Kenneth Galbraith
Print Name: Kenneth Galbraith
Title: Chair & Chief Executive Officer

ZYMEWORKS ZANIDATAMAB INC.
By: /s/ Kenneth Galbraith
Print Name: Kenneth Galbraith
Title: Chair & Chief Executive Officer

[Signature Page to Amendment No. 1 to Stock and Asset Purchase Agreement and Disclosure Schedule]

Schedule 1.1
Non-Continuing Service Providers
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{1 page omitted}
[Signature Page to Amendment No. 1 to Stock and Asset Purchase Agreement and Disclosure Schedule]

Schedule 2.1(a)(i)
Acquired Contracts

[***]
{1 page omitted}

Schedule 2.1(a)(i)
Acquired Contracts
[***]
{46 pages omitted}

Schedule 2.7(a)
Certain Shared Contracts

[***]
{1 page omitted}

Schedule 6.6(a)
Identified Service Providers

[***]
{1 page omitted}

Exhibit A

Disclosure Schedule

[***]
{51 pages omitted}